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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 21, 2002

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                       033-19694                  76-0243729
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     --  Certification of Period Report by the Chief Executive Officer
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2     --  Certification of Period Report by the Chief Financial Officer
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of James T. Sartain, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of J. Bryan Baker, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission (the "SEC") the filing of our amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001, filed with the SEC on October 21, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRSTCITY FINANCIAL CORPORATION


Date: October 21, 2002               By:  /s/ J. Bryan Baker
                                        ----------------------------------------
                                        J. Bryan Baker
                                        Senior Vice President and Chief
                                        Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           --  Certification of Period Report by the Chief Executive Officer
                   pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2           --  Certification of Period Report by the Chief Financial Officer
                   pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.